Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES SECOND QUARTER 2021 RESULTS

Houston, Texas

August 4, 2021

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE:SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its second quarter ended June 30, 2021.

SEACOR Marine’s consolidated operating revenues from continuing operations for the second quarter of 2021 were $42.8 million, operating income was $8.4 million, and direct vessel profit (“DVP”)(1) was $10.2 million. This compares to consolidated operating revenues from continuing operations of $33.9 million, operating loss of $17.8 million, and DVP of $13.8 million in the second quarter of 2020.

Notable second quarter items include:

•

Operating results in the second quarter reflect increased levels of activity across all regions, especially in international markets. Increased utilization levels and moderate rate improvements were offset by higher expenses associated with reactivation and repositioning of 10 vessels in our fleet, COVID-19 related expenses including repairs and maintenance previously deferred due to COVID-19 and higher labor and rotation costs. The Company continues to monitor the impact of COVID-19 on its global operations, including the most recent Delta variant.

•

Entered into an agreement with Chase to extinguish $117.3 million of debt for a cash payment of $50.0 million, consisting of $25.0 million of cash on hand and $25.0 million of insurance proceeds from the SEACOR Power, resulting in a 25% decrease in Company’s long-term debt.

•	Gains on asset dispositions of $22.7 million, primarily due to the recovery of insurance proceeds relating to the SEACOR POWER incident.

For the second quarter of 2021, net income attributable to SEACOR Marine was $48.8 million ($1.92 earnings per basic share and $1.79 earnings per diluted share), primarily due to a $22.7 million gain on asset dispositions and a $62.0 million gain on debt extinguishment described above. This compares to a net loss from continuing operations for the second quarter of 2020 of $6.7 million ($0.27 loss per basic and diluted share). Sequentially, the second quarter of 2021 results compare to consolidated operating revenues from continuing operations of $36.5 million, operating loss of $16.6 million, and DVP of $10.2 million in the first quarter of 2021. For the first quarter of 2021 the net loss attributable to SEACOR Marine’s continuing operations was $16.9 million ($0.67 loss per basic and diluted share).

Chief Executive Officer John Gellert provided the following statement: “The second quarter of 2021 will be forever marked by the tragic loss of the SEACOR POWER. We continue to support our team members and their families, and cooperate with the NTSB and the U.S. Coast Guard throughout their ongoing investigations.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability when applied to reportable segments and a non-GAAP measure when applied to individual vessels, fleet categories or the combined fleet.  DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation and interest expense for owned vessels vs. leased-in expense for leased-in vessels).  DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures.  DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP.  See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide.  SEACOR Marine and its joint ventures operate a diverse fleet of offshore support and specialty vessels that deliver cargo and personnel to offshore installations; handle anchors and mooring equipment required to tether rigs to the seabed; tow rigs and assist in placing them on location and moving them between regions; provide construction, well workover and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance and repair.  Additionally, SEACOR Marine’s vessels provide accommodations for technicians and specialists, safety support and emergency response services.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements.  Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters.  Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company.  These statements are not guarantees of future performance and actual events or results may differ significantly from these statements.  Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements.  Forward-looking statements speak only as of the date of the document in which they are made.  The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law.  It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any).  These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Operating Revenues	$42,799	$33,925	$79,311	$69,592
Costs and Expenses:
Operating	32,615	20,128	58,922	40,864
Administrative and general	9,152	13,241	17,763	22,634
Lease expense	1,234	1,202	2,312	4,527
Depreciation and amortization	14,093	13,725	28,891	27,087
	57,094	48,296	107,888	95,112
Gains (Losses) on Asset Dispositions and Impairments, Net	22,653	(3,453)	20,380	(16,025)
Operating Income (Loss)	8,358	(17,824)	(8,197)	(41,545)
Other Income (Expense):
Interest income	135	516	1,121	1,178
Interest expense	(7,310)	(6,717)	(15,328)	(14,091)
SEACOR Holdings guarantee fees	—	(9)	(7)	(25)
Gain on debt Extinguishment	61,994	—	61,994	—
Derivative gains, net	30	85	385	5,199
Foreign currency gains (losses), net	(657)	193	(1,123)	903
Other, net	(1)	—	(1)	—
	54,191	(5,932)	47,041	(6,836)
Income (Loss) from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	62,549	(23,756)	38,844	(48,381)
Income Tax Expense (Benefit)	15,915	(15,007)	13,227	(21,669)
Income (Loss) from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	46,634	(8,749)	25,617	(26,712)
Equity in Earnings of 50% or Less Owned Companies	2,167	2,081	6,270	2,106
Income (Loss) from Continuing Operations	48,801	(6,668)	31,887	(24,606)
Income (Loss) Income on Discontinued Operations, Net of Tax (Includes Gain on the Sale of Windcat Workboats of $22,756)	—	602	22,925	(1,452)
Net Income (Loss)	48,801	(6,066)	54,812	(26,058)
Net Income (Loss) Attributable to Noncontrolling Interests in Subsidiaries	1	7	1	(4,040)
Net Income (Loss) Attributable to SEACOR Marine Holdings Inc.	$48,800	$(6,073)	$54,811	$(22,018)

Net Earnings (Loss) Per Common Share from Continuing Operations:
Basic	$1.92	$(0.27)	$1.26	$(0.84)
Diluted	$1.79	$(0.27)	$1.26	$(0.84)
Net Earnings (Loss) Per Share from Discontinued Operations:
Basic	$—	$0.03	$0.90	$(0.06)
Diluted	$—	$0.03	$0.90	$(0.06)
Net Earnings (Loss) per Share:
Basic	$1.92	$(0.24)	$2.16	$(0.90)
Diluted	$1.79	$(0.24)	$2.16	$(0.90)
Weighted Average Common Stock and Warrants Outstanding:
Basic	25,435,362	24,851,834	25,370,372	24,420,432
Diluted	28,345,155	24,851,834	25,371,185	24,420,432

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020
Time Charter Statistics:
Average Rates Per Day	$12,007	$11,323	$10,931	$11,052	$10,746
Fleet Utilization	67%	55%	51%	54%	57%
Fleet Available Days	5,177	5,505	5,824	5,807	5,258
Operating Revenues:
Time charter	$41,474	$34,290	$32,693	$34,824	$32,389
Bareboat charter	434	729	732	677	723
Other marine services	891	1,493	2,619	700	813
	42,799	36,512	36,044	36,201	33,925
Costs and Expenses:
Operating:
Personnel	14,353	13,418	13,057	13,401	10,704
Repairs and maintenance	6,959	3,840	3,445	3,764	3,612
Drydocking	2,792	2,217	1,753	585	566
Insurance and loss reserves	2,661	1,958	1,670	1,764	1,489
Fuel, lubes and supplies	2,893	2,202	2,081	2,131	2,075
Other	2,957	2,672	3,556	3,074	1,682
	32,615	26,307	25,562	24,719	20,128
Direct Vessel Profit (1)	10,184	10,205	10,482	11,482	13,797
Other Costs and Expenses:
Lease expense	1,234	1,078	1,798	1,200	1,202
Administrative and general	9,152	8,611	8,556	8,861	13,241
Depreciation and amortization	14,093	14,798	15,247	14,833	13,725
	24,479	24,487	25,601	24,894	28,168
Gains (Losses) on Asset Dispositions and Impairments, Net	22,653	(2,273)	(1,796)	233	(3,453)
Operating Income (Loss)	8,358	(16,555)	(16,915)	(13,179)	(17,824)
Other Income (Expense):
Interest income	135	986	61	34	516
Interest expense	(7,310)	(8,018)	(8,288)	(8,312)	(6,717)
SEACOR Holdings guarantee fees	—	(7)	(11)	(11)	(9)
Derivative gains (losses), net	30	355	(894)	5	85
Gain on debt extinguishment	61,994	—	—	—	—
Foreign currency gains (losses), net	(657)	(466)	(1,286)	(911)	193
Other, net	(1)	—	(19)	—	—
	54,191	(7,150)	(10,437)	(9,195)	(5,932)
Income (Loss) from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	62,549	(23,705)	(27,352)	(22,374)	(23,756)
Income Tax Expense (Benefit)	15,915	(2,688)	1,865	(3,120)	(15,007)
Income (Loss) from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	46,634	(21,017)	(29,217)	(19,254)	(8,749)
Equity in Earnings (Loss) of 50% or Less Owned Companies	2,167	4,103	(9,681)	(588)	2,081
Income (Loss) from Continuing Operations	48,801	(16,914)	(38,898)	(19,842)	(6,668)
Income (Loss) Income on Discontinued Operations, Net of Tax (Includes Gain on the Sale of Windcat Workboats of $22,756)	—	22,925	51	1,765	602
Net Income (Loss)	48,801	6,011	(38,847)	(18,077)	(6,066)
Net Income (Loss) Attributable to Noncontrolling Interests in Subsidiaries	1	—	(31)	4	7
Net Income (Loss) Attributable to SEACOR Marine Holdings Inc.	$48,800	$6,011	$(38,816)	$(18,081)	$(6,073)

Net Earnings (Loss) Per Common Share from Continuing Operations:
Basic	$1.92	$(0.67)	$(1.54)	$(0.79)	$(0.26)
Diluted	$1.79	$(0.67)	$(1.54)	$(0.79)	$(0.26)
Net Earnings (Loss) Per Share from Discontinued Operations:
Basic	$—	$0.91	$-	$0.07	$0.02
Diluted	$—	$0.91	$-	$0.07	$0.02
Net Earnings (Loss) per Share:
Basic	$1.92	$0.24	$(1.54)	$(0.72)	$(0.24)
Diluted	$1.79	$0.24	$(1.54)	$(0.72)	$(0.24)
Weighted Average Common Stock and Warrants Outstanding:
Basic	25,435	25,305	25,265	24,989	24,851
Diluted	28,345	25,305	25,265	24,989	24,851
Common Shares and Warrants Outstanding at Period End	25,869	25,683	24,919	24,996	24,899

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$17,058	$15,910	$18,405	$19,397	$15,574
Fleet utilization	18%	6%	7%	5%	5%
Fleet available days	1,112	1,518	1,797	1,871	1,842
Out-of-service days for repairs, maintenance and drydockings	137	67	45	37	32
Out-of-service days for cold-stacked status	748	1,270	1,472	1,576	1,465
Operating Revenues:
Time charter	$3,419	$1,489	$2,352	$1,668	$1,478
Bareboat charter	434	729	732	731	723
Other marine services	727	546	794	473	513
	4,580	2,764	3,878	2,872	2,714
Direct Costs and Expenses:
Operating:
Personnel	1,528	1,744	2,372	2,481	2,284
Repairs and maintenance	389	654	386	338	314
Drydocking	777	875	—	—	110
Insurance and loss reserves	923	527	507	778	354
Fuel, lubes and supplies	245	199	208	251	189
Other	224	77	116	85	93
	4,086	4,076	3,589	3,933	3,344
Direct Vessel (Loss) Profit (1)	$494	$(1,312)	$289	$(1,061)	$(630)
Other Costs and Expenses:
Lease expense	$703	$664	$677	$716	$741
Depreciation and amortization	3,287	4,164	5,854	4,961	5,254

Africa and Europe, Continuing Operations
Time Charter Statistics:
Average rates per day worked	$11,231	$11,356	$10,837	$10,801	$10,918
Fleet utilization	75%	68%	61%	68%	86%
Fleet available days	1,365	1,356	1,472	1,472	1,395
Out-of-service days for repairs, maintenance and drydockings	65	78	138	45	90
Out-of-service days for cold-stacked status	176	346	368	216	—
Operating Revenues:
Time charter	$11,437	$10,502	$9,796	$10,861	$13,055
Bareboat charter	—	—	—	(54)	—
Other marine services	(224)	(269)	343	(279)	(382)
	11,213	10,233	10,139	10,528	12,673
Direct Costs and Expenses:
Operating:
Personnel	4,253	3,220	3,510	3,407	3,248
Repairs and maintenance	2,195	1,191	1,437	1,158	1,463
Drydocking	374	304	1,269	481	256
Insurance and loss reserves	352	433	512	397	600
Fuel, lubes and supplies	887	572	853	1,091	799
Other	2,072	579	(674)	774	647
	10,133	6,299	6,907	7,308	7,013
Direct Vessel Profit (1)	$1,080	$3,934	$3,232	$3,220	$5,660
Other Costs and Expenses:
Lease expense	$270	$356	$1,056	$430	$420
Depreciation and amortization	3,305	3,307	2,964	3,784	3,600

SEACOR MARINE HOLDINGS INC.

 UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$9,292	$9,308	$9,455	$9,670	$10,245
Fleet utilization	81%	73%	75%	78%	82%
Fleet available days	1,820	1,852	1,840	1,809	1,613
Out-of-service days for repairs, maintenance and drydockings	105	115	68	89	113
Out-of-service days for cold-stacked status	116	239	169	76	61
Operating Revenues:
Time charter	$13,752	$12,575	$13,008	$13,672	$13,605
Other marine services	31	360	927	296	514
	13,783	12,935	13,935	13,968	14,119
Direct Costs and Expenses:
Operating:
Personnel	5,378	5,208	5,411	5,171	3,795
Repairs and maintenance	2,806	903	842	1,564	1,580
Drydocking	1,185	1,066	41	104	200
Insurance and loss reserves	461	702	501	451	430
Fuel, lubes and supplies	1,081	559	604	482	955
Other	43	1,144	3,618	1,771	819
	10,954	9,582	11,017	9,543	7,779
Direct Vessel Profit (1)	$2,829	$3,353	$2,918	$4,425	$6,340
Other Costs and Expenses:
Lease expense	$35	$22	$47	$46	$32
Depreciation and amortization	4,663	4,710	4,505	4,379	3,921

Latin America
Time Charter Statistics:
Average rates per day worked	$17,034	$14,751	$12,921	$13,355	$10,752
Fleet utilization	86%	85%	82%	99%	97%
Fleet available days	880	779	716	655	408
Out-of-service days for repairs, maintenance and drydockings	117	94	66	7	—
Out-of-service days for cold-stacked status	—	—	—	—	—
Operating Revenues:
Time charter	$12,866	$9,724	$7,538	$8,621	$4,251
Bareboat charter	—	—	—	—	—
Other marine services	357	856	555	212	168
	13,223	10,580	8,093	8,833	4,419
Direct Costs and Expenses:
Operating:
Personnel	3,194	3,246	1,764	2,342	1,377
Repairs and maintenance	1,569	1,092	780	704	255
Drydocking	456	(28)	443	—	—
Insurance and loss reserves	925	296	150	138	105
Fuel, lubes and supplies	680	872	416	307	132
Other	618	872	497	444	123
	7,442	6,350	4,050	3,935	1,992
Direct Vessel Profit (1)	$5,781	$4,230	$4,043	$4,898	$2,427
Other Costs and Expenses:
Lease expense	$226	$36	$18	$9	$9
Depreciation and amortization	2,838	2,617	1,924	1,708	950

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020
Anchor handling towing supply
Time Charter Statistics:
Average rates per day worked	$11,268	$7,778	$7,967	$7,388	$8,383
Fleet utilization	59%	67%	44%	54%	43%
Fleet available days	546	540	641	644	667
Out-of-service days for repairs, maintenance and drydockings	105	—	133	21	76
Out-of-service days for cold-stacked status	118	180	228	276	273
Operating Revenues:
Time charter	$3,640	$2,801	$2,236	$2,564	$2,413
Other marine services	(157)	(130)	433	(147)	(137)
	3,483	2,671	2,669	2,417	2,276
Direct Costs and Expenses:
Operating:
Personnel	1,513	984	1,149	950	853
Repairs and maintenance	471	241	542	432	679
Drydocking	1,322	54	847	(2)	(19)
Insurance and loss reserves	99	194	199	139	159
Fuel, lubes and supplies	344	139	258	148	168
Other	444	270	535	370	341
	4,193	1,882	3,530	2,037	2,181
Direct Vessel Profit (Loss) (1)	$(710)	$789	$(861)	$380	$95
Other Costs and Expenses:
Lease expense	$362	$400	$1,127	$505	$518
Depreciation and amortization	495	494	494	495	500

Fast support
Time Charter Statistics:
Average rates per day worked	$7,962	$7,888	$8,074	$8,421	$8,590
Fleet utilization	71%	61%	60%	63%	72%
Fleet available days	2,100	2,207	2,300	2,300	2,426
Out-of-service days for repairs, maintenance and drydockings	226	182	155	71	137
Out-of-service days for cold-stacked status	314	584	549	421	285
Operating Revenues:
Time charter	$11,827	$10,657	$11,151	$12,212	$15,078
Bareboat charter	434	729	732	731	723
Other marine services	(249)	(218)	(283)	(256)	(372)
	12,012	11,168	11,600	12,687	15,429
Direct Costs and Expenses:
Operating:
Personnel	4,802	4,041	4,409	4,180	4,166
Repairs and maintenance	3,618	1,535	1,604	1,642	1,922
Drydocking	1,178	1,178	912	587	274
Insurance and loss reserves	507	466	471	353	304
Fuel, lubes and supplies	1,154	726	836	976	1,180
Other	1,640	1,141	2,085	1,489	1,203
	12,899	9,087	10,317	9,227	9,049
Direct Vessel Profit (Loss) (1)	$(887)	$2,081	$1,283	$3,460	$6,380
Other Costs and Expenses:
Lease expense	$352	$352	$352	$351	$352
Depreciation and amortization	4,931	5,096	5,113	5,105	5,405

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020
Supply
Time Charter Statistics:
Average rates per day worked	$11,921	$12,110	$11,373	$11,355	$8,477
Fleet utilization	80%	63%	63%	74%	83%
Fleet available days	1,274	1,319	1,360	1,257	527
Out-of-service days for repairs, maintenance and drydockings	11	105	12	23	13
Out-of-service days for cold-stacked status	91	315	353	229	61
Operating Revenues:
Time charter	$12,179	$10,082	$9,714	$10,541	$3,713
Bareboat charter	—	—	—	(55)	—
Other marine services	117	346	482	92	(53)
	12,296	10,428	10,196	10,578	3,660
Direct Costs and Expenses:
Operating:
Personnel	4,044	4,158	3,364	3,821	1,591
Repairs and maintenance	2,039	1,135	735	968	375
Drydocking	180	110	(2)	—	197
Insurance and loss reserves	436	474	238	230	106
Fuel, lubes and supplies	1,034	1,003	622	601	219
Other	884	880	1,205	1,022	246
	8,617	7,760	6,162	6,642	2,734
Direct Vessel Profit (1)	$3,679	$2,668	$4,034	$3,936	$926
Other Costs and Expenses:
Lease expense	$—	$—	$—	$—	$—
Depreciation and amortization	2,936	2,977	3,060	2,673	1,000

Specialty
Time Charter Statistics:
Average rates per day worked	$1,571	$1,890	$2,025	$2,025	$2,025
Fleet utilization	92%	100%	100%	69%	50%
Fleet available days	91	90	92	134	182
Out-of-service days for repairs, maintenance and drydockings	8	—	—	—	—
Out-of-service days for cold-stacked status	—	—	—	42	91
Operating Revenues:
Time charter	$131	$170	187	187	184
Other marine services	23	12	1	(9)	(10)
	154	182	188	178	174

Direct Costs and Expenses:
Operating:
Personnel	99	89	69	72	47
Repairs and maintenance	104	8	34	51	102
Drydocking	—	—	(3)	—	—
Insurance and loss reserves	5	4	(2)	13	16
Fuel, lubes and supplies	5	8	3	(2)	8
Other	33	26	18	56	90
	246	135	119	190	263
Direct Vessel Profit (Loss) (1)	$(92)	$47	$69	$(12)	$(89)
Other Costs and Expenses:
Depreciation and amortization	$—	$—	$1,541	$89	$189

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020
Liftboats
Time Charter Statistics:
Average rates per day worked	$25,334	$26,792	$24,561	$27,947	$24,894
Fleet utilization	46%	29%	27%	23%	30%
Fleet available days	1,167	1,350	1,432	1,472	1,456
Out-of-service days for repairs, maintenance and drydockings	75	67	18	64	9
Out-of-service days for cold-stacked status	517	776	880	899	816
Operating Revenues:
Time charter	$13,697	$10,580	$9,406	$9,319	$11,001
Other marine services	688	797	395	316	306
	14,385	11,377	9,801	9,635	11,307
Direct Costs and Expenses:
Operating:
Personnel	3,916	3,806	3,742	3,963	3,545
Repairs and maintenance	716	894	524	624	407
Drydocking	112	875	(1)	—	111
Insurance and loss reserves	1,752	719	690	1,055	893
Fuel, lubes and supplies	353	320	349	370	343
Other	(58)	677	1,642	538	219
	6,791	7,291	6,946	6,550	5,518
Direct Vessel Profit (1)	$7,594	$4,086	$2,855	$3,085	$5,789
Other Costs and Expenses:
Lease expense	$205	$12	$19	$31	$44
Depreciation and amortization	5,171	5,659	6,009	5,980	6,081

Other Activity
Operating Revenues:
Other marine services	$469	$686	$1,591	$720	$1,056
	469	686	1,591	720	1,056
Direct Costs and Expenses:
Operating:
Personnel	(21)	340	324	415	502
Repairs and maintenance	11	27	6	47	128
Insurance and loss reserves	(138)	101	74	(26)	11
Fuel, lubes and supplies	3	6	13	38	157
Other	14	(322)	(1,928)	(401)	(417)
	(131)	152	(1,511)	73	381
Direct Vessel Profit (1)	$600	$534	$3,102	$647	$675
Other Costs and Expenses:
Lease expense	$315	$314	$300	$335	$241
Depreciation and amortization	560	572	(970)	545	553

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020
ASSETS
Current Assets:
Cash and cash equivalents	$45,446	$68,409	$32,666	$42,314	$51,888
Restricted cash	5,855	3,352	3,352	3,352	3,352
Receivables:
Trade, net of allowance for doubtful accounts	47,082	42,680	45,325	48,294	52,169
Other	12,152	11,265	10,924	18,365	13,814
Receivables from SEACOR Holdings	—	19,332	18,832	18,814	14,394
Tax Receivable	1,497	1,498	13,556	11,770	—
Inventories	425	572	576	573	1,409
Prepaid expenses and other	4,527	2,326	3,230	3,438	2,835
Other Current Assets	—	423	—	—	—
Assets held for sale	—	—	50,235	46,768	44,616
Total current assets	116,984	149,857	178,696	193,688	184,477
Property and Equipment:
Historical cost	972,267	1,000,430	1,012,873	996,370	987,741
Accumulated depreciation	(288,882)	(297,792)	(291,538)	(280,468)	(271,097)
	683,385	702,638	721,335	715,902	716,644
Construction in progress	32,903	32,530	32,327	51,969	52,456
Net property and equipment	716,288	735,168	753,662	767,871	769,100
Right-of-Use Asset - Operating Leases	5,469	7,046	7,134	7,670	8,148
Right-of-Use Asset - Finance Lease	116	121	129	137	—
Investments, at Equity, and Advances to 50% or Less Owned Companies	77,539	79,000	75,308	84,701	87,177
Other Assets	2,781	2,624	2,734	3,108	3,200
	$919,177	$973,816	$1,017,663	$1,057,175	$1,052,102
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$2,885	$5,139	$7,030	$9,446	$11,579
Current lease liability - Finance	32	46	36	27	—
Current portion of long-term debt	28,419	34,888	32,377	52,108	51,793
Accounts payable and accrued expenses	27,163	21,428	29,967	28,888	21,323
Due to SEACOR Holdings	277	—	—	—	—
Other current liabilities	26,886	29,719	31,467	29,548	29,642
Discontinued operations	—	—	30,927	28,555	28,882
Total current liabilities	85,662	91,220	131,804	148,572	143,219
Long-Term Operating Lease Liabilities	4,072	4,778	4,345	5,239	6,067
Long-Term Finance Lease Liabilities	92	97	105	113	—
Long-Term Debt	320,823	431,849	440,510	426,711	422,569
Conversion Option Liability on Convertible Senior Notes	7	37	2	1	6
Deferred Income Taxes	46,169	31,766	35,822	36,075	23,740
Deferred Gains and Other Liabilities	2,951	4,910	3,239	3,810	5,137
Total liabilities	459,776	564,657	615,827	620,521	600,738
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	245	243	235	235	232
Additional paid-in capital	454,079	452,290	451,179	450,320	449,116
(Accumulated Deficit) Retained earnings	(1,230)	(50,029)	(51,839)	(13,023)	5,058
Shares held in treasury	(1,120)	(1,110)	(848)	(848)	(847)
Accumulated other comprehensive loss, net of tax	7,107	7,446	2,790	(380)	(2,541)
	459,081	408,840	401,517	436,304	451,018
Noncontrolling interests in subsidiaries	320	319	319	350	346
Total equity	459,401	409,159	401,836	436,654	451,364
	$919,177	$973,816	$1,017,663	$1,057,175	$1,052,102

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020
Cash Flows from Continuing Operating Activities:
Net Income (Loss)	$48,801	$6,011	$(38,922)	$(19,818)	$(6,668)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	14,093	14,798	15,247	14,833	13,725
Deferred financing costs amortization	254	260	266	278	284
Amortization of employee share awards	1,354	1,111	859	1,204	937
Restricted stock vesting	(10)	(262)	—	—	(3)
Director share awards	435	—	—	—	755
Debt discount amortization	1,787	1,892	1,917	1,797	1,480
Bad debt recoveries	132	24	(146)	185	271
Gain (Loss) from equipment sales, retirements or impairments	(22,653)	2,273	1,796	(233)	3,453
Gain on the Sale of Windcat Workboats	—	(22,756)	—	—	—
Gain on debt extinguishment, net	(62,749)	—	—	—	—
Derivative (gains) losses	(30)	(355)	894	(5)	(85)
Cash settlement payments on derivative transactions, net	(414)	(919)	(441)	(426)	(265)
Currency (gains) losses	657	466	1,286	911	(193)
Deferred income taxes	14,403	(4,056)	(254)	12,333	(2,053)
Equity (Earnings) Losses	(2,167)	(4,103)	9,681	588	(2,081)
Dividends received from equity investees	—	—	—	2,117	—
Changes in Operating Assets and Liabilities:
Accounts receivables	16,047	11,345	7,668	(17,737)	(8,326)
Other assets	(1,296)	1,192	604	656	6,163
Accounts payable and accrued liabilities	4,268	(10,296)	(2,806)	886	(21,197)
Net cash provided by (used in) used in operating activities	12,912	(3,375)	(2,351)	(2,431)	(13,803)
Cash Flows from Continuing Investing Activities:
Purchases of property and equipment	(926)	(2,724)	(2,500)	(2,833)	(7,019)
Proceeds from disposition of property and equipment	26,871	3,266	—	3,539	14,030
Proceeds from Sale of WWH, net cash sold	—	38,715	—	—	—
Construction reserve funds transferred to short-term cash	—	—	—	—	3,745
Purchase of subsidiary from joint venture	—	—	—	—	(8,445)
Net investing activities in property and equipment	25,945	39,257	(2,500)	706	2,311
Investments in and advances to 50% or less owned companies	—	(736)	(1,248)	(713)	—
Principal payments on notes due from equity investees	2,877	919	1,225	490	—
Net cash provided by (used in) investing activities	28,822	39,440	(2,523)	483	2,311
Cash Flows from Continuing Financing Activities:
Payments on long-term debt	(56,787)	(8,302)	(5,780)	(8,246)	(3,506)
Payments on debt extinguishment cost	(755)	—	—	—	—
Proceeds from issuance of debt, net of offering costs	—	—	1	(1)	—
Payment on finance lease	(12)	—	—	—	—
Interest on finance lease	—	2	1	—	—
Issuance of stock	2	8	—	2	—
Net cash used in financing activities	(57,552)	(8,292)	(5,778)	(8,245)	(3,506)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	(4,642)	4,621	1,004	619	(557)
Net Change in Cash, Cash Equivalents and Restricted Cash	(20,460)	32,394	(9,648)	(9,574)	(15,554)
Cash Flows from Discontinued Operations
Operating Activities	—	(171)	1,895	1,518	2,255
Investing Activities	—	—	(1,436)	(2,527)	(1,567)
Financing Activities	—	—	—	1,090	4
Effects of FX Rate Changes on Cash and Cash Equivalents	—	—	196	(26)	339
Net (Decrease) Increase in Cash and Cash Equivalents from Discontinued Operations:	—	(171)	655	55	1,031
Net Change in Cash, Cash Equivalents and Restricted Cash	(20,460)	32,223	(8,993)	(9,519)	(14,523)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	71,761	39,538	48,531	58,050	72,573
Cash, Restricted Cash and Cash Equivalents, End of Period	$51,301	$71,761	$39,538	$48,531	$58,050

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Joint Ventured	Leased-in	Managed	Total
June 30, 2021
AHTS	4	—	2	—	6
FSV	23	5	1	1	30
Supply	14	21	—	—	35
Specialty (1)	1	—	—	—	1
Liftboats (2)	9	—	1	—	10
	51	26	4	1	82
December 31, 2020
AHTS	4	—	2	—	6
FSV	26	5	1	1	33
Supply	15	27	—	1	43
Specialty	—	3	—	—	3
Liftboats	14	—	1	—	15
Crew Transfer Assets Held for Sale	40	5	—	—	45
Crew transfer Continuing Operations	1	—	—	—	1
	100	40	4	2	146

(1)	One owned vessel classified as a Crew Transfer Continuing Operations as of December 31, 2020 was reclassified as a Specialty Vessel as of June 30, 2021.
(2)	As of June 30, 2021, the Company removed from service four vessels (four liftboats) in this class. Removed from service vessels are not counted in active fleet count.